Tier

Tier Technologies
Second Quarter FY 2011 Results
Earnings Call Charts

May 10, 2011

Legal Notice

Forward Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, transaction growth, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including but not limited to: general economic conditions, which affect Tier's financial results in all our markets, which we refer to as "verticals", particularly the federal vertical, the state and local vertical, and the property tax vertical; effectiveness and performance of our systems, payment processing platforms and operational infrastructure; our ability to grow EPS revenue while controlling the costs; the potential loss of funding by clients, including due to government budget shortfalls or revisions to mandated statutes; the timing, initiation, completion, renewal, extension or early termination of client projects; our ability to realize revenues from our business development opportunities; the impact of governmental investigations or litigation; and unanticipated claims as a result of project performance, including due to the failure of software providers or subcontractors to satisfactorily complete engagements; and other risks and uncertainties described and referred to under the "Risk Factors" section of our quarterly report on Form 10-Q for the period ended March 31, 2011, filed with the SEC and other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Definitions of Non-GAAP Terms

- EPS Gross Revenue - revenue from Continuing Operations less revenue from our Wind-down operations
- EPS Net Revenue – EPS Gross Revenue less discount fees (which includes processing and interchange costs)
- Adjusted EBITDA from Continuing Operations - net income from Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash
- Adjusted EBITDA from EPS Operations - net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization attributable to our EPS business and stock-based compensation in both equity and cash

The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

Personal Consumption Expenditures[1]
$9.9 Trillion

Bill Payment[2]	**Retail Purchases**
$4.47 Trillion	$5.43 Trillion
(45.2% of total)	(54.8% of total)
(68% Cash and Check)	(48% Cash and Check)

[1] Bureau of Economic Analysis, April, 2009. [2] Visa, Inc. and U.S. Census Bureau.

Consumers Prefer the Biller Direct Model

U.S. Consumer Bill Payment Mix (%)


0%
4%
10%
14%
15%
23%
34%
1%
3%
10%
15%
14%
24%
33%
1%
3%
10%
15%
14%
25%
32%
1%
3%
10%
15%
13%
26%
31%
2010
2011e
2012e
2013e
Mobile (biller+bank)
Phone
Direct Debit
Bank Site (inc. recurring)
In-Person
Biller Site (incl. recurring)/Biller Direct
Mail

Source: AITE 2010; columns may not add to 100% due to rounding.

Tier

Vertical Market Focus



Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPS Core Payment Services

	Revenue Contribution 12 months Ended		
Vertical	3/31/08	3/31/11	CAGR**
Federal	33.5%	20.5%	(10.4)%
State and Local	9.0	9.0	5.4
Real Property Tax	35.0	32.0	2.3
Utility	5.5	13.8	43.1
Education	7.6	14.4	30.2
Other	9.4	10.3	8.9
Total	**100.0%**	**100.0%**	**5.4%**

**CAGR 04/01/07 – 3/31/11

Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 4,600 municipalities in all 50 states
  - 450+ utility clients
  - 450+ court clients
- 350+ colleges and universities



Higher Education
Utility Clients
States
Local clients in all 50 states + DC

Tier

New Official Payments Website: Build Direct Relationships

- 2Q FY2011:
  - My Account registrations +187,000 from 12/31/10 to 2.4 million
  - Opt-in registrations +63,000 from 12/31/10 to 1.2 million
  - Page views: 31.3 million +11% vs. 1Q FY11
  - Unique visits: 2.4 million +14% vs. 1Q FY11



OFFICIAL PAYMENTS
Home
Payment Center
Help
Special Offers
En Español
My Account
Log In (Optional)
E-mail Address:
Password:
Submit
Pay Now
View History
Schedule Payments
Verify Payments
Schedule Reminders
My Account Dashboard
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS
What's New
Pay your income tax with your favorite debit or credit card.
You may earn rewards!
Pay Now >

Computation of EPS Net Revenue

	Q2 FY 2011	Q2 FY 2010	$ Change	% Change
Revenue	$ 30,266	$ 30,674	$ (408)	(1.3)%
Less: Wind-down Revenue	362	689	(327)	(47.5)%
EPS Gross Revenue	29,904	29,985	(81)	(0.3)%
Less: EPS Discount Fees	21,842	20,580	1,262	6.1%
EPS Net Revenue	**$ 8,062**	**$ 9,405**	**$ (1,343)**	**(14.3)%**

Dollars in thousands. Discount fees includes processing and interchange costs.

Components of Adjusted EBITDA From Continuing Operations

	Continuing Operations			EPS			Wind-down		
	Q2 FY 11	Q2 FY 10	Change	Q2 FY 11	Q2 FY 10	Change	Q2 FY 11	Q2 FY 10	Change
Net Loss from Continuing Operations	$ (1,372)	$ (809)	$ (563)	$ (1,655)	$ (779)	$ (876)	$ 283	$ (30)	$ 313
Adjustments:									
Depreciation/Amortization	1,806	1,635	171	1,806	1,329	477	-	306	(306)
Stock/Cash based Comp	(1,434)	572	(2,006)	(1,434)	572	(2,006)	-	-	-
Taxes	(187)	(145)	(42)	(187)	(145)	(42)	-	-	-
Less:									
Interest Income, net	19	173	(154)	19	173	(154)	-	-	-
Adjusted EBITDA	**$ (1,206)**	**$ 1,080**	**$ (2,286)**	**$ (1,489)**	**$ 804**	**$ (2,293)**	**$ 283**	**$ 276**	**$ 7**

Dollars in thousands.

Tier

Consolidated Balance Sheets

	March 31, 2011	September 30, 2010
ASSETS:		
Current assets:		
Cash and cash equivalents	$ 43,043	$ 45,757
Investments in marketable securities	—	8,249
Restricted investments	—	1,311
Accounts receivable, net	3,556	4,883
Settlements receivable, net	10,774	8,356
Prepaid expenses and other current assets	1,265	1,407
Total current assets	58,638	69,963
Property, equipment and software, net	12,409	12,032
Goodwill	17,416	17,381
Other intangible assets, net	5,758	7,477
Restricted investments	6,000	6,000
Other assets	165	172
Total assets	$ 100,386	$ 113,025
LIABILITIES AND SHAREHOLDERS' EQUITY:		
Current liabilities:		
Accounts payable	$ 286	$ 1,059
Settlements payable	12,770	10,716
Accrued compensation liabilities	3,115	4,261
Accrued discount fees	4,940	4,624
Other accrued liabilities	2,553	2,718
Deferred income	489	558
Total current liabilities	24,153	23,936
Other liabilities:		
Deferred rent	1,490	1,257
Other liabilities	708	596
Total other liabilities	2,198	1,853
Total liabilities	26,351	25,789
Contingencies and commitments		
Shareholders' equity:		
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock, $0.01 par value, and paid-in capital; shares authorized: 44,260; shares issued: 20,772 and 20,706; shares outstanding: 16,597 and 18,170	192,948	193,620
Treasury stock—at cost, 4,175 and 2,536 shares	(31,383)	(21,020)
Accumulated other comprehensive loss	—	(1)
Accumulated deficit	(87,530)	(85,363)
Total shareholders' equity	74,035	87,236
Total liabilities and shareholders' equity	$ 100,386	$ 113,025

Dollars in thousands. March 31, 2011 is unaudited.

Tier

Consolidated Statement of Operations

	3 Months Ended March 31, 2011	3 Months Ended March 31, 2010
Revenues	$ 30,266	$ 30,674
Costs and expenses:		
Direct costs	23,332	22,536
General and administrative	4,884	6,192
Selling and marketing	1,822	1,438
Depreciation and amortization	1,806	1,635
Total costs and expenses	31,844	31,801
Loss from continuing operations before other income and income taxes	(1,578)	(1,127)
Other income:		
Interest income, net	20	171
Gain on investments	—	2
Total other income	20	173
Loss from continuing operations before income taxes	(1,558)	(954)
Income tax benefit	(186)	(145)
Loss from continuing operations	(1,372)	(809)
Gain from discontinued operations, net	300	295
Net loss	$ (1,072)	$ (514)
Loss per share—Basic and diluted:		
From continuing operations	$ (0.08)	$ (0.04)
From discontinued operations	$ 0.02	$ 0.01
Loss per share—Basic and diluted	$ (0.06)	$ (0.03)
Weighted average common shares used in computing:		
Basic and diluted loss per share	16,928	18,151

In thousands, except per share data.

Consolidated Statement of Operations

	6 Months Ended March 31, 2011	6 Months Ended March 31, 2010
Revenues	$ 63,236	$ 63,442
Costs and expenses:		
Direct costs	48,202	46,628
General and administrative	10,809	12,519
Selling and marketing	3,372	3,039
Depreciation and amortization	3,564	3,243
Total costs and expenses	65,947	65,429
Loss from continuing operations before other income and income taxes	(2,711)	(1,987)
Other income:		
Interest income, net	57	298
Gain on investments	—	14
Total other income	57	312
Loss from continuing operations before income taxes	(2,654)	(1,675)
Income tax benefit	(185)	(145)
Loss from continuing operations	(2,469)	(1,530)
Gain from discontinued operations, net	302	241
Net loss	$ (2,167)	$ (1,289)
Loss per share—Basic and diluted:		
From continuing operations	$ (0.14)	$ (0.08)
From discontinued operations	$ 0.02	$ 0.01
Loss per share—Basic and diluted	$ (0.12)	$ (0.07)
Weighted average common shares used in computing:		
Basic and diluted loss per share	17,577	18,154

In thousands, except per share data.

Cash Available to Tier
(before considering the capital requirements of the business)

	March 31, 2011	December 31, 2010
Cash and investments (as reported on balance sheet)	$ 43,043	$ 62,503
Cash changes within one week due to settlements:		
Collection on settlements receivable	10,774	16,999
Payment of settlements payable	(12,770)	(24,014)
Payment of accrued discount fees	(4,940)	(8,758)
Adjusted available cash*	**$ 36,107**	**$ 46,730**

*Dollars in thousands. * Tender offer and related fees used $10.4 million during quarter ended March 31, 2011.*

EPS Revenue and Transaction Trends



$140,000
120,000
100,000
80,000
60,000
40,000
20,000
00
Revenue (thousands)
Revenue
Transactions
2,341
4,203
5,894
8,059
10,286
14,871
18,715
21,000
40,669
56,452
78,578
99,433
117,072
123,233
127,223
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
20,000
15,000
10,000
5,000
0
Transactions (thousands)

Tier Internal Data.

Strategic Plan: Focus on our core

Key Strategy	**Status** (March 31, 2011)
▪ Making Reliability a Reality	▪ Upgraded, retuned core databases ahead of high tax season ▪ Storage/server environments expanded ▪ Added resources to reduce product delivery cycle time
▪ Going Where the Payments Are • Grow transaction volume, improve margin by vertical, focus on core verticals	• Transactions up 11.9% 2Q FY11 vs. 2Q FY10 • Transactions up 20.0% in core markets 2Q FY11 vs. 2Q FY10 (government, higher education, municipal utilities)
• Introduce new products	• MoneyGram partnership live (5/11) • New Higher Ed platform integrations completed
• Build direct relationships	• Unique website visits +14% vs. 1Q FY 2011 • My Account Registrations 2.4 million • Opt-in Registrations 1.2 million
▪ Funding the Future	▪ All Processor/Bank/Payment Network relationships under review ▪ Rationalizing all transaction flows and interfaces
▪ Working Together	▪ New Management Team • SVP, Product Management (11/10) • CTO (3/11) • SVP, Sales (5/11) • CFO search in progress